Exhibit 10.23

                            SHARE EXCHANGE AGREEMENT

1. PARTIES

            1.1   Wireless Age Communications Inc. (the "Wireless Age")

            1.2   L&M Specialties Inc. (the "L&M")

            1.3   Azonic Corporation (the "Azonic")

2. RECITALS

            2.1 This agreement sets out the terms and conditions by which Wireless Age agrees to exchange shares of its common stock with common shares of Azonic owned by L&M.

3. EXCHANGE OF SHARES

            3.1 Wireless agrees to exchange two hundred twenty-five thousand (225,000) newly issued restricted shares of its common stock for four hundred thousand (400,000) restricted common shares of Azonic currently owned by L&M.

            3.2 Wireless Age agrees to include the 225,000 shares of its common stock issued to L&M in the SB2 Registration Statement it is currently filing with the Securities and Exchange Commission (the "Registration Statement").

            3.3 Wireless Age agrees to pay a penalty of $5,000 to L&M if the Registration Statement is not declared effective within 45 days of Closing Date.

            3.4 Wireless Age further more agrees to pay an additional $5,000 penalty for each successive 30 day period following the initial 45 days after closing. For further clarity the additional penalties, if any, shall be earned on the 76th, 106th, etc. day after Closing Date.

            3.5 Wireless Age and L&M acknowledge that the effectiveness of the Registration Statement is somewhat beyond the control of Wireless Age, due to increased levels of scrutiny by the SEC, and agree that the total of all penalties shall not exceed $30,000.

            3.6 The effective date of closing of the share exchange contemplated herein shall be January 12, 2005 (the "Closing Date"). Upon the closing, the transfer of shares shall be effective from and after the effective date of closing.

            3.7 The obligation of Wireless Age to complete this agreement is subject to the representations and warranties of L&M being true in all material respects now and on the Closing Date.

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4. REPRESENTATIONS AND WARRANTIES

      Representations and Warranties of L&M

            4.1 L&M represents and warrants as of the date of execution of this agreement, and as of the Closing Date, as follows:

                  4.1.1 L&M is duly incorporated and validly subsisting under the laws of the State ______.

                  4.1.2 L&M has full right, power and capacity to enter into this agreement and perform the obligations contained herein.

                  4.1.3 The execution and delivery of this agreement and the consummation of the transaction contemplated herein, have been duly authorized, executed, and delivered by proper corporate action of L&M.

                  4.1.4 This agreement is valid and binding as against L&M,
                        enforceable against such parties in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting the enforcement of creditors rights or by general principles of equity.

                  4.1.5 The execution, delivery, or performance of L&M of this agreement, or compliance with the terms and provisions of this agreement, or the consummation of the transaction contemplated by this agreement will not:

                        a) to the best of the knowledge of L&M, without investigation, contravene any applicable law, statute, rule, regulation, order, writ, injunction, or decree of any Federal, state or local government, court or governmental department, commission, board, bureau, agency, or instrumentality;

                        b) conflict or be inconsistent with, or result in any breach of any of the terms, covenants, conditions, or provisions of, or constitute a default (either immediately or without notice or the passage of time or both) under any indenture, mortgage, deed of trust, credit agreement, or instrument or any other material agreement or instrument to which any of L&M is a party or by which it may be bound or to which and of the foregoing may be subject; or

                        c) violate any provisions of the charter documents or bylaws or other constituting document of any of L&M.

                  4.1.6 L&M is the legal and beneficial owner of 400,000 Azonic common shares free of any encumbrances.


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

                  4.1.7 L&M IS AN ACCREDITED INVESTOR AS SUCH TERM IS DEFINED
                        UNDER REGULATION D OF THE SECURITIES ACT OF 1933.

                  4.1.8 L&M (i) HAS SUFFICIENT KNOWLEDGE, SOPHISTICATION AND
                        EXPERIENCE IN BUSINESS AND FINANCE TO CAPABLY EVALUATE INFORMATION CONCERNING AN INVESTMENT IN THE COMPANY,
                        (ii) HAS HAD AN OPPORTUNITY TO REVIEW THE COMPANY'S PUBLICLY FILED REPORTS, AND TO ASK DETAILED QUESTIONS AND RECEIVE SATISFACTORY ANSWERS FROM REPRESENTATIVES OF THE COMPANY, (iii) HAS HAD ADEQUATE OPPORTUNITY TO REQUEST AND REVIEW ANY AND ALL DOCUMENTS AND OTHER INFORMATION RELEVANT TO SUBSCRIBER'S CONSIDERATION OF INVESTMENT IN THE SECURITIES OFFERED HEREBY, (iv) HAS OTHERWISE OBTAINED SUFFICIENT INFORMATION FROM THE COMPANY TO EVALUATE THE MERITS AND RISKS OF AN INVESTMENT IN THE COMPANY; (v) HAS INDEPENDENTLY CONSIDERED AND DISCUSSED SUCH PROSPECTIVE INVESTMENT WITH THE SUBSCRIBER'S BUSINESS, LEGAL, TAX AND FINANCIAL ADVISERS AS TO THE SUITABILITY OF SUCH INVESTMENT WITH RESPECT TO THE SUBSCRIBER'S PARTICULAR FINANCIAL SITUATION, AND (vi) ON THE BASIS OF THE FOREGOING, THE SUBSCRIBER HAS DETERMINED THAT INVESTMENT IN THE SECURITIES OFFERED HEREBY IS A SUITABLE INVESTMENT.

Representations and Warranties of Wireless Age

            4.2 Wireless Age represents and warrants as of the date of execution of this agreement, and as of the Closing Date, as follows:

                  4.2.1 Wireless Age is duly incorporated and validly subsisting under the laws of the state of Nevada.

                  4.2.2 Wireless Age has full right, power and capacity to enter into this agreement and perform the obligations of Wireless Age contained herein.

                  4.2.3 The execution and delivery of this agreement and the consummation of the transactions contemplated herein, have been duly authorized, executed, and delivered by proper corporate action of Wireless Age.

                  4.2.4 This agreement is valid and binding as against Wireless
                        Age, enforceable against such parties in accordance with its terms, except as the enforceability thereof may be limited by applicable


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

                        bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting the enforcement of creditors rights or by general principles of equity.

                  4.2.5 All consents, approvals, qualifications, orders and
                        authorizations of, or filings with all local, state, and federal governmental authorities required on the part of Wireless Age in connection with its valid execution, delivery or performance of this agreement, the offer, sale, issuance or delivery of common shares of Wireless Age, or the performance by Wireless Age of its obligations in respect thereof have been obtained and all required filings have been made or will continue to be made on a timely basis.

5. GENERAL

            5.1 This Agreement is binding on the parties, and together with the documents contemplated herein constitutes the whole and complete statement of agreement between the parties as to the subject matter hereof.

            5.2 Each of the parties hereto agrees to do such further acts and execute such further documents as may be necessary or appropriate to give effect to the terms of this Agreement both before and after the closing.

            5.3 The parties attorn to the non-exclusive jurisdiction of the courts of the State of New York. The laws of the State of New York shall govern the validity and interpretation of this agreement.

            5.4 Each of the parties hereto individually represents and warrants that it has the right, power, and capacity to enter into and perform is obligations as set out herein.

            5.5 Notices shall be sent by registered mail to the following addresses:

                  For L&M:

                        L&M Specialties Inc.

                        ________________________________
                        ________________________________

                  For Wireless Age:

                        Wireless Age Communications Inc.
                        13980 Jane Street
                        King City, Ontario
                        L7B 1A3

            5.6 This agreement is not assignable by L&M or Wireless Age, without written permission of the other.


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

            5.7 The parties confirm that there have been no brokers or finders in connection with the transaction contemplated herein, and each party agrees to indemnify the other against and brokers' or finders' fees or commissions or other compensation sought by persons purporting to have acted as agent or finder for such party in connection with the transaction contemplated herein.

            5.8 Each party is responsible for their own expenses, including professional fees and disbursements and applicable taxes, in connection with the negotiation, drafting, execution and delivery of this agreement, and the conduct of any due diligence sought to be conducted by such party, except as otherwise expressly provide to the contrary.

            IN WITNESS WHEREOF the parties have caused this agreement to be executed as of 14th day of January, 2005.

            L&M Specialties Inc.

            Per: /s/ Michael Schaffer
                 -------------------------
                 Michael Schaffer
                 Title:


            Wireless Age Communications, Inc.

            Per: /s/ John G. Simmonds
                 -------------------------
                 John G. Simmonds
                 Title: CEO


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